UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

Hainan Manaslu Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41474	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

B3406, 34F, West Tower, Block B Guorui Building, 11 Guoxing Avenue Haikou, Hainan Province, People’s Republic of China	570203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-898-65315786

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	HMACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	HMAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	HMACW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	HMACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 2, 2023, Hainan Manaslu Acquisition Corp. (the “Company”) held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”), at which the shareholders voted on the following proposals, as set forth below, each of which is described in more detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 5, 2023, which was first mailed by the Company to its shareholders on or about July 7, 2023.

As of June 28, 2023, the record date for the Extraordinary General Meeting, there were 8,966,500 ordinary shares of the Company entitled to be voted at the Extraordinary General Meeting. There were 7,295,963 ordinary shares representing approximately 81.37% of the issued and outstanding ordinary shares present in person or represented by proxy at the Extraordinary General Meeting, constituting a quorum for the Extraordinary General Meeting.

The shareholders approved the Business Combination Proposal, the Merger Proposal, the Plan of Merger Proposal, the NTA Requirement Amendment Proposal, the Charter Proposal, the Organizational Documents Advisory Proposals, the Share Issuance Proposal, and the Equity Incentive Plan Proposal.

A summary of the voting results at the Special Meeting is set forth below:

1.	Proposal No. 1 — The Business Combination Proposal

FOR	AGAINST	ABSTAIN
7,003,776	292,187	0

2.	Proposal No. 2 — The Merger Proposal

FOR	AGAINST	ABSTAIN
7,003,776	292,187	0

3.	Proposal No. 3 — The Plan of Merger Proposal

FOR	AGAINST	ABSTAIN
7,003,776	292,187	0

4.	Proposal No. 4 — The NTA Requirement Amendment Proposal

FOR	AGAINST	ABSTAIN
7,003,776	292,187	0

5.	Proposal No. 5 — The Charter Proposal

FOR	AGAINST	ABSTAIN
7,003,776	292,187	0

6.	Proposal No. 6 — The Organizational Documents Advisory Proposals

6A.	Proposal No. 6A - Director Removal

FOR	AGAINST	ABSTAIN
6,999,685	292,187	4,091

6B.	Proposal No. 6B - Calling of Shareholder Meetings

FOR	AGAINST	ABSTAIN
6,999,685	292,187	4,091

1

6C.	Proposal No. 6C – SPAC Provisions

FOR	AGAINST	ABSTAIN
6,999,685	292,187	4,091

6D.	Proposal No. 6D - Vacancies on Pubco’s Board

FOR	AGAINST	ABSTAIN
6,999,685	292,187	4,091

6E.	Proposal No. 6E - New Capitalization

FOR	AGAINST	ABSTAIN
6,999,685	292,187	4,091

7.	Proposal No. 7 — The Share Issuance Proposal

FOR	AGAINST	ABSTAIN
7,003,776	292,187	0

8.	Proposal No. 8 — The Equity Incentive Plan Proposal

FOR	AGAINST	ABSTAIN
7,003,776	292,187	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Extraordinary General Meeting, 6,766,651 ordinary shares were tendered for redemption. The Company plans to close the business combination as described in the Proxy Statement as soon as possible and will continue to accept reversal of redemption requests until closing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2023	Hainan Manaslu Acquisition Corp.

	By:	/s/ Zhifan Zhou
		Name:	Zhifan Zhou
		Title:	Chairman and Chief Executive Officer

3